Exhibit 99.1

   The St. Joe Company  May 18, 2021 · Annual Shareholders’ Meeting Presentation

 See Appendix “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation.    CASH GENERATED FOR DISTRIBUTION OR INVESTMENT IN ADDITIONAL GROWTH (CGFDI)  Q1 2020 Q1 2021 -$1.3 $3.0 $8.1 $20.3 $0.14 $0.34  Q1 2020  Q1 2021      -$1.3  $3.0      $8.1  $20.3      $0.14  $0.34  2

 See Appendix “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation.  FINANCIAL MEASURES      $157.5 Million  Cash & Investments as of 12/31/20  3

   GROWING EFFICIENT OPERATIONSEconomies of Scale  4

     FLEXIBLE OWNER-ORIENTEDCAPITAL ALLOCATION STRATEGY  $ In Millions  5

   2020 CAPITAL ALLOCATIONSources and Uses  6  * See Appendix “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation.  *

     $590 MILLION RETURNED TO SHAREHOLDERS36% OF SHARES BOUGHT BACK    $17.64  Average Buy-Back Price   7

 HOMESITES***  APARTMENT AND SENIOR LIVING UNITS  HOTEL ROOMS  COMMERCIAL SQUARE FEET****  CLUB MEMBERSHIPS  1,000 PER YEAR  1,300  900  1,500,000  1,400  *2021 Unit Milestones presented at the May 20, 2019 Annual Shareholders’ Meeting **Existing and under construction as of March 31, 2021***For Q1 2021, homesites includes 203 homesites and 2 homes.****Commercial Square Feet includes leasable assets (e.g. Pier Park North, Beckrich, etc.) and operational assets (e.g. Busy Bee Convenience Store, Scratch Restaurant, etc.)All information above is subject to change and includes projects wholly owned or partially owned.     2020: 509 (51%)2021 1Q: 205  1,224 (94%)  939 (104%)  1,246,543 (83%)  1,722 (123%)  Milestone  As of End of 1Q 2021**     2021 UNIT MILESTONES*Status Update  8

     *Q1 2021 – Includes 203 homesites and 2 homes    GROWTH TRAJECTORYHomesite Sales    1,268 Homesites  under contract as of 3/31/21  HOMESITE SALES  Q1 2020  19  Q1 2021  205*  9

   RESIDENTIAL HOMESITE PIPELINE  (a) The number of homesites are preliminary and are subject to change. Includes homesites platted or currently in concept planning, engineering, permitting or development.   We have significant additional entitlements for future residential homesites on our land holdings.  (b) Planned Unit Development (“PUD”).  (c) Development Agreement (“DA”).  (d) Detailed Specific Area Plan (“DSAP”).  (e) The unconsolidated Latitude Margaritaville Watersound JV plans to build and sell homes in this community.  (f) Development of Regional Impact (“DRI”).  10

     GROWTH TRAJECTORYApartments and Senior Living  11

     APARTMENT AND SENIOR LIVING PORTFOLIO  (a) Construction of the initial six apartment buildings was completed as of the end of the first quarter of 2021.  (b) Construction began in the first quarter of 2020 and is ongoing. The Sea Sound Apartments JV is unconsolidated and is accounted  for under the equity method of accounting.  (c) Construction began in the fourth quarter of 2020 and is ongoing.  (d) Construction was completed in the fourth quarter of 2020.  12

     GROWTH TRAJECTORYHotel Rooms  13

     HOTEL PORTFOLIO  (a) Includes hotels currently in operation, under management or under development and construction. We have significant additional  entitlements for future hotel projects on our land holdings.  (b) The hotel is operated by our JV partner and opened in May 2020. The Pier Park TPS JV is unconsolidated and is accounted for under the equity  method of accounting, which is included within our Commercial segment.  (c) The hotel is owned by a third party, but is operated by us.  (d) Under development with our JV partner.  14

     GROWTH TRAJECTORYClub Memberships  15

     GROWTH TRAJECTORYCommercial and Operational Square Feet  16

     COMMERCIAL AND OPERATIONAL SQUARE FEET  (a) In addition to net rentable square feet there is also space that we occupy or that serves as common area.  (b) Included in net rentable square feet as of March 31, 2021 is 1,500 square feet leased to a consolidated JV.  (c) Included in net rentable square feet as of March 31, 2021 is 13,808 square feet of unfinished space.  (d) Included in net rentable square feet as of March 31, 2021 is 1,364 square feet leased to a consolidated JV.  17

       TimeLine  2013 - 2018    PLANNED NEW CONSTRUCTION STARTS 2021-2022  COMMERCIALSouth Walton Commerce Park, Phase 2Watermark Senior Living (broke ground in May 2021)Watersound Town Center (Publix and adjoining in-line commercial)Watersound Town Center (restaurant, bank, commercial building #2, medical office building #2, real estate office)East Lake Creek Apartments (west Panama City Beach)West Bay Center (bank, golf cart dealership, other commercial)TMH/FSU Health Medical CampusGateway Apartments (SR 79/Phillip Griffitts, Sr. Parkway)Mexico Beach Crossings Apartments  HOSPITALITYTopsail (select service hotel)Watersound Town Center (restaurant)Watersound Inn (room expansion)WaterColor Inn (room expansion)East Lake Powell (club member amenity)Intracoastal Waterway (ICW) Marina Hotel Indigo (broke ground in May 2021)Panama City Waterfront (restaurant) WindMark Beach Town Center (restaurant)Port St. Joe Marina (lodging and restaurant)  RESIDENTIALWatersound Origins, Phase 3 (broke ground in March 2021)Watersound Origins TownhousesWatersound Origins, Phases 6, 7, and 8 Watersound Origins West, Phases, 1, 2, and 3Watersound Camp Creek, Phase 2Ward Creek East, Phase 1 (NEW COMMUNITY)Ward Creek West, Phase 1 (NEW COMMUNITY)East Lake Creek, Phase 1 (NEW COMMUNITY)Breakfast Point East, Phases 1, 2, 3 and 4Park Place, Phase 2Titus Park, Phases 2 and 3College Station, Phase 3 (broke ground in March 2021)College Station, Phase 4Mexico Beach Townhouses (NEW COMMUNITY)Mexico Beach, Phase 1 (NEW COMMUNITY)WindMark Beach, Creekside 1C (broke ground in March 2021)WindMark Beach North, Phase 2  18

 Majority of current revenues from approximately 2% of our land holdings  *Acres are estimates based on GIS polygon boundary drawings and may change over time.  STARTING TO SCRATCH THE SURFACE    19  *

SURGING DEMAND

Discovery of Northwest Florida

- More vacationers and residents from outside of traditional geographic markets
- Less seasonality, more permanent residents

Growth of Virtual Work Environment

- Worker and entrepreneur flexibility to work and live anywhere

Quality of Life and Safety

- Family-oriented; natural beauty; open spaces

Improved Transportation Access to Region

- More non-stop flights (ECP and VPS)
- Major road expansion (e.g. widening of SR 331 and SR 79, new West Bay Parkway, extension of Back Beach Road/Phillip Griffitts, Sr. Parkway)



20

WHAT IS AROUND THE CORNER?



Re-Development of Tyndall Air Force Base

- Department of Defense: "Air Force Base of the Future"
- Initial appropriation of $4.95B
- Direct and indirect job creation; off-base housing needs
- Accelerates Panama City, East Bay County, Mexico Beach, and Port St. Joe



Latitude Margaritaville Watersound

- Significant demand for first release of homes (lottery)
- Residents expected in late 2021
- Addition of more permanent residents/less seasonality
- Exposes Northwest Florida to broader and more diverse geographic markets
- 3,500 homes; easily expandable to tens of thousands of homes



TMH/FSU College of Medicine Health Care Campus

- Clinical, research, teaching
- Hospital, intensive care
- Centrally located to serve a large geographic area
- Attraction of physicians and research dollars to area
- Accelerates West Bay Area and SR 79 Corridor

21

 DOING WELL BY DOING GOODSeeding Local Communities    JOE communities, through The St. Joe Community Foundation, have donated $29 million in Northwest Florida towards education, health care, environment, arts and culture  JOE has donated thousands of acres for airport, schools, hospitals, roads, boat ramp, parks, and other civic purposes  JOE vacated HQ to allow for new public magnet STEAM High School (winner of Florida Department of Education’s “2020 Commissioner’s Business Recognition Award”)  Bay-Walton Sector Plan includes extensive conservation and water quality protection framework (nearly 50% of sector plan)         JOE is actively restoring and enhancing nearly 10,000 acres of wetlands and replanting native species   Corporate leader in the region with its diverse management team              22

Why JOE?

Geographic Tailwind

- Discovery of Northwest Florida by more people from more diverse locations
- Panama City Beach ranked as #1 beach in USA with 19 million visitors (Newsweek)
- Since pandemic, Panama City ranked 8 out of 926 metro areas for the biggest increase in net migration (NY Times)
- Walton County has 6th fastest growth rate in USA and fastest in Florida (US Census)
- ECP rated as the 4th fastest growing airport in the USA (Simply Flying)

Dominant in Northwest Florida

- Strong brand; land; entitlements; proven execution muscle

Expanding Recurring Revenue Streams

- Wide range of asset types, pricing, demographics, lifestyles (no longer a company just for the 1%)
- Segment operating revenue (2020): Residential 47%; Hospitality 30%; Commercial 23%
- Vertically Integrating and Widening Project Pipeline

Flexible Owner-Oriented Capital Allocation Strategy

- Share buy-backs
- Accelerating growth
- Dividends

Multi-Generational Opportunity

- Only scratching the surface (89% of revenues on 2% of land holdings)
- Scale efficiencies
- Turning costs to profits (i.e. Watersound Title, Watersound Closings & Escrow, Watersound Insurance, etc.)
- Capturing every day spend through diversified operations (e.g. Busy Bee Convenience Store, etc.)
- Appreciating land values

23

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  APPENDIX  24

   “Cash Generated for Distribution or Investment in Additional Growth” (CGFDI) is a non-GAAP measure that provides insight into the cash generated by the Company, which management has available for distribution to shareholders or for reinvestment into the business. This measure is calculated by adding “Net Cash Provided by Operating Activities” to “Expenditures for and Acquisition of Real Estate to Be Sold” and subtracting “Capital Distribution to Non-Controlling Interests”, “Principal Payments for Debt”, “Principal Payments Under Finance Lease Obligation”, and “Maintenance Capital Expenditures”. Maintenance Capital Expenditures are intended to show capital expenditures made to maintain the value and/or revenue generating capacity of existing operating assets.    RECONCILIATION OF NON-GAAP FINANCIAL MEASURESCash Generated for Distribution or Investment in Additional Growth (CGFDI)  25

 26    LAND HOLDINGS AND DEVELOPMENTS  LAND HOLDINGS AND PROJECTS  JOE.COM

 27  Important Notice Regarding Forward-Looking Statements Certain statements contained in this presentation, as well as other information provided from time to time by the Company or its employees, may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “proposed”, “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Such forward-looking statements include our milestone goals, capital allocation strategy, and information on current development projects and future project pipelines and proposed developments, as well as the related underlying assumptions, which are based on management’s current development plan but may not be completed on the timeframe or in the manner currently proposed, and may never be developed. Although forward-looking statements are made based upon management’s current expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements, including (1) the potential impacts of the ongoing COVID-19 pandemic; (2) any changes in our strategic objectives or our ability to successfully implement such strategic objectives; (3) our ability to successfully execute our newer business ventures, including expansion of our portfolio of income producing commercial and multi-family properties, senior living communities and hotels, some or all of which may be negatively impacted by the COVID-19 pandemic; (4) any potential negative impact of our longer-term property development strategy, including losses and negative cash flows for an extended period of time if we continue with the self-development of granted entitlements; (5) significant decreases in the market value of our investments in securities or any other investments; (6) our dependence on strong migration and population expansion in our regions of development, particularly Northwest Florida; (7) our ability to accurately predict market demand for the range of potential residential and commercial uses of our real estate; (8) volatility in the consistency and pace of our residential real estate sales; (9) any downturns in real estate markets in Florida or across the nation; (10) any reduction in the supply of mortgage loans or tightening of credit markets; (11) our ability to fully recover from natural disasters and severe weather conditions, including the recovery of insurance claims for losses related to Hurricane Michael; (12) our dependence on the real estate industry and the cyclical nature of our real estate operations; (13) our ability to retain commercial tenants, particularly in light of the COVID-19 pandemic; (14) our ability to successfully and timely obtain land use entitlements and construction financing, maintain compliance with state law requirements and address issues that arise in connection with the use and development of our land, including the permits required for mixed-use and active adult communities; (15) changes in laws, regulations or the regulatory environment affecting the development of real estate; (16) our ability to effectively deploy and invest our assets, including our available-for-sale securities; (17) our ability to effectively manage our real estate assets, as well as the ability for us or our joint venture partners to effectively manage the day-to-day activities of our joint venture projects; (18) increases in operating costs, including costs related to real estate taxes, owner association fees, construction materials, labor and insurance, and our ability to manage our cost structure; (19) our ability to mutually agree to joint venture structures with our potential joint venture partners and to successfully enter into previously announced potential joint ventures; (20) potential limitations on our ability to declare dividends at our expected rates, or at all; and (21) the other cautionary statements and risk factor disclosures contained in the Company’s Securities and Exchange Commission filings including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 with the SEC, which can be found at the SEC’s website at www.sec.gov.